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Exhibit 4.1

COMMON STOCK NUMBER A		COMMON STOCK SHARES
Anacomp, Inc. CLASS A COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK AND RIDGEFIELD PARK, NEW JERSEY	SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 03237E 10 8

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

ANACOMP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

/s/ EDWARD P. SMOOT CHAIRMAN AND CHIEF EXECUTIVE OFFICER	/s/ PAUL NAJAR SECRETARY

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

ANACOMP, INC.

        A STATEMENT, IN FULL, OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF THE CLASS OF SHARES REPRESENTED BY THIS CERTIFICATE WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	......................... Custodian.........................
(Cust) (Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of
		survivorship and not as tenants		Act....................................................................
		in common		(State)

Additional abbreviations may also be used though not in the above list.

        For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE

Class A Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated __________________________________

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW

ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.

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  Exhibit 4.1
ANACOMP, INC.